Exhibit 99.1
Harte Hanks Reports Second Quarter 2025 Results
Company Continues to Execute on Long-Term Value Strategy
Chelmsford, Massachusetts – August 7, 2025 - Harte Hanks, Inc. (NASDAQ: HHS), a leading global customer experience company focused on bringing companies closer to customers for over 100 years, today announced financial results for the second quarter ended June 30, 2025. Despite top-line headwinds, Harte Hanks delivered another quarter of positive EBITDA, maintained a debt-free balance sheet, and ended the period with a healthy cash position, evidencing the Company’s on-going operational discipline. The Company remains focused on advancing its multi-year transformation strategy, which includes driving operational efficiencies through Project Elevate, accelerating new customer acquisition, expanding relationships with existing clients, and maintaining strong cost controls to support long-term, sustainable profitability.
Second Quarter Highlights
•Total revenues for Q2 2025 were $38.6 million, down 14.2% compared to $45.0 million in Q2 2024.
•Operating income was $34.0 thousand compared to $1.4 million in the prior year quarter.
•Harte Hanks recorded $0.1 million in restructuring charges in Q2 2025, related to execution of Project Elevate.
•Net loss was $0.3 million, or $0.05 per basic and diluted share, compared to net loss of $27.8 million, or $3.84 per basic and diluted share, in the prior year quarter.
•The second quarter of 2025 produced EBITDA of $1.1 million compared to EBITDA of $2.4 million in the same period in the prior year. Adjusted EBITDA, which excludes stock-based compensation, severance and restructuring charges, was $1.5 million for Q2 2025 compared to $3.6 million for the same quarter in 2024.
Segment Highlights
•Customer Care, $11.8 million in revenue, 31% of total – Segment revenue for the quarter decreased $0.5 million or 4.4% versus the prior year and EBITDA totaled $1.6 million for the quarter, a decline of 30.8% compared to the same period in the prior year. The year-over-year change reflects timing fluctuations in specific programs; however, this segment remains a strong contributor to profitability and is supported by growth both in new and existing strategic client partnerships.
•Fulfillment & Logistics Services, $18.1 million in revenue, 47% of total – Segment revenue for the quarter decreased $2.4 million or 11.6% versus the prior year quarter and EBITDA totaled $1.4 million, decline of 8.3%. The contribution margin was affected by elevated production costs and softer revenues stemming from the repositioning of smaller customer projects, as well as delays and non-materialization of others. However, the segment remains resilient, supported by ongoing operational efficiencies, disciplined pricing strategies, and a healthy pipeline of new and existing customer opportunities
•Marketing Services, $8.7 million in revenue, 22% of total – Segment revenue for the quarter decreased $3.5 million or 28.7% compared to the prior year quarter. EBITDA for the second quarter totaled $1.4 million compared to $1.8 million for the second quarter of 2024. This segment experienced customer attrition and cautious client spending; however, strategic account realignment and new business pipeline development are underway to return the segment to growth.
Balance Sheet and Liquidity
Harte Hanks ended the second quarter with $4.8 million in cash and cash equivalents and $24.0 million of capacity on its credit line. In the third quarter on July 31, 2025, the cash balance was $9.9 million, a $0.9 million increase over the cash balance at March 31, 2025. The Company has no outstanding debt as of June 30, 2025. The Company’s continued strong cash position and zero-debt profile underscore its strong financial foundation and provide meaningful opportunities for the Company to invest in growth, innovation, and shareholder value initiatives in 2025 and beyond.

Exhibit 99.1
About Harte Hanks
Harte Hanks (NASDAQ: HHS) is a leading global customer experience company whose mission is to partner with clients to provide them with CX strategy, data-driven analytics and actionable insights combined with seamless program execution to better understand, attract and engage their customers.
With a legacy spanning over a century, Harte Hanks delivers integrated solutions across Customer Care, Fulfillment & Logistics, and Marketing Services, leveraging deep vertical expertise, a global footprint, and proprietary platforms to create enduring value for leading brands. Clients include GlaxoSmithKline, Unilever, Pfizer, Max, Volvo, Ford, FedEx, Midea, and IBM among others. Headquartered in Chelmsford, Massachusetts, Harte Hanks has approximately 2,000 employees in offices across the Americas, Europe, and Asia Pacific.
For more information, visit hartehanks.com
As used herein, “Harte Hanks” or “the Company” refers to Harte Hanks, Inc. and/or its applicable operating subsidiaries, as the context may require. Harte Hanks’ logo and name are trademarks of Harte Hanks, Inc.
Cautionary Note Regarding Forward-Looking Statements:
Our press release and related earnings conference call contain “forward-looking statements” within the meaning of U.S. federal securities laws. All such statements are qualified by this cautionary note, provided pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements other than historical facts are forward-looking and may be identified by words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “seeks,” “could,” “intends,” or words of similar meaning. These forward-looking statements are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from what is expressed in or indicated by the forward-looking statements. In that event, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments. These risks, uncertainties, assumptions and other factors include: (a) local, national and international economic and business conditions, including (i) market conditions that may adversely impact marketing expenditures, and (ii) the impact of economic environments and competitive pressures on the financial condition, marketing expenditures and activities of our clients and prospects; (iii) the demand for our products and services by clients and prospective clients, including (iv) the willingness of existing clients to maintain or increase their spending on products and services that are or remain profitable for us, and (v) our ability to predict changes in client needs and preferences; (b) economic and other business factors that impact the industry verticals we serve, including competition, inflation and consolidation of current and prospective clients, vendors and partners in these verticals; (c) our ability to manage and timely adjust our facilities, capacity, workforce and cost structure to effectively serve our clients; (d) our ability to improve our processes and to provide new products and services in a timely and cost-effective manner though development, license, partnership or acquisition; (e) our ability to protect our facilities against security breaches and other interruptions and to protect sensitive personal information of our clients and their customers; (f) our ability to respond to increasing concern, regulation and legal action over consumer privacy issues, including changing requirements for collection, processing and use of information; (g) the impact of privacy and other regulations, including restrictions on unsolicited marketing communications and other consumer protection laws; (h) fluctuations in fuel prices, paper prices, postal rates and postal delivery schedules; (i) the number of shares, if any, that we may repurchase in connection with our repurchase program; (j) unanticipated developments regarding litigation or other contingent liabilities; (k) our ability to complete reorganizations, including cost-saving initiatives; and (l) other factors discussed from time to time in our filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 which was filed on March 17, 2025. The forward-looking statements in this press release and our related earnings conference call are made only as of the date hereof, and we undertake no obligation to update publicly any forward-looking statement, even if new information becomes available or other events occur in the future.

Exhibit 99.1
Supplemental Non-GAAP Financial Measures:
The Company reports its financial results in accordance with generally accepted accounting principles (“GAAP”). However, the Company may use certain non-GAAP measures of financial performance in order to provide investors with a better understanding of operating results and underlying trends to assess the Company’s performance and liquidity in this press release and our related earnings conference call. We have presented herein a reconciliation of these measures to the most directly comparable GAAP financial measure.
The Company presents the non-GAAP financial measure “Adjusted Operating Income” as a useful measure to both management and investors in their analysis of the Company’s financial results because it facilitates a period-to-period comparison of Operating Income excluding stock-based compensation, severance, and restructuring. The most directly comparable measure for this non-GAAP financial measure is Operating Income.
The Company presents the non-GAAP financial measure “EBITDA” as a supplemental measure of operating performance in order to provide an improved understanding of underlying performance trends. The Company defines “EBITDA” as Net Income adjusted to exclude income tax expense, other expense (income), net, and depreciation and amortization expense. The Company defines “Adjusted EBITDA” as EBITDA adjusted to exclude stock-based compensation, severance, and restructuring. The most directly comparable measure for EBITDA and Adjusted EBITDA is Net Income. We believe EBITDA and Adjusted EBITDA are an important performance metric because it facilitates the analysis of our results, exclusive of certain non-cash items, including items which do not directly correlate to our business operations; however, we urge investors to review the reconciliation of non-GAAP EBITDA to the comparable GAAP Net Income, which is included in this press release, and not to rely on any single financial measure to evaluate the Company’s financial performance.
The use of non-GAAP measures does not serve as a substitute and should not be construed as a substitute for GAAP performance but should provide supplemental information concerning our performance that our investors and we find useful. The Company evaluates its operating performance based on several measures, including these non-GAAP financial measures. The Company believes that the presentation of these non-GAAP financial measures in this press release and earnings conference call presentations are useful supplemental financial measures of operating performance for investors because they facilitate investors’ ability to evaluate the operational strength of the Company’s business. However, there are limitations to the use of these non-GAAP measures, including that they may not be calculated the same by other companies in our industry limiting their use as a tool to compare results. Any supplemental non-GAAP financial measures referred to herein are not calculated in accordance with GAAP and they should not be considered in isolation or as substitutes for the most comparable GAAP financial measures.
Investor Relations Contact:
David Garrison
Investor.Relations@hartehanks.com

Exhibit 99.1
Harte Hanks, Inc.
Consolidated Statements of Operations (Unaudited)

	Three months ended June 30,		Six months ended June 30,
In thousands, except per share amounts	2025	2024	2025	2024
Revenue	$38,631	$45,035	$80,192	$90,483
Operating expenses
Labor	19,445	22,682	39,244	46,167
Production and distribution	12,400	13,679	26,457	27,429
Advertising, selling, general and administrative	5,538	5,852	11,382	11,791
Restructuring expenses	149	427	987	1,280
Depreciation and amortization expense	1,065	1,022	2,128	2,068
Total operating expenses	38,597	43,662	80,198	88,735
Operating income (loss)	34	1,373	(6)	1,748
Other expenses, net
Interest expense, net	61	39	114	50
Pension Plan termination charges	-	38,217	-	38,217
Other expenses (income), net	386	(45)	900	561
Total other expenses, net	447	38,211	1,014	38,828
Loss before income taxes	(413)	(36,838)	(1,020)	(37,080)
Income tax benefit	(78)	(9,004)	(293)	(9,075)
Net loss	(335)	(27,834)	(727)	(28,005)

Loss per common share
Basic and diluted	$(0.05)	$(3.84)	$(0.10)	$(3.86)

Weighted average shares used to compute loss per share
Basic and diluted	7,382	7,257	7,371	7,246

Comprehensive loss, net of tax:
Net loss	$(335)	$(27,834)	$(727)	$(28,005)

Adjustment to pension liability, net	44	29,179	209	29,524
Foreign currency translation adjustment	73	(1,403)	109	(1,937)
Total other comprehensive income, net of tax	117	27,776	318	27,587

Comprehensive loss	$(218)	$(58)	$(409)	$(418)

Exhibit 99.1
Harte Hanks, Inc.
Condensed Consolidated Balance Sheets (Unaudited)

In thousands, except shares and per share amounts	June 30, 2025	December 31, 2024

ASSETS
Current assets
Cash and cash equivalents	$4,757	$9,934
Accounts receivable, net	34,418	31,648
Contract assets and unbilled accounts receivable	6,214	8,215
Prepaid expenses	2,719	1,511
Prepaid income taxes and income tax receivable	938	938
Other current assets	951	1,368
Total current assets	49,997	53,614

Net property, plant and equipment	7,953	8,956
Right-of-use assets	20,665	22,460
Other assets	16,400	16,752
Total assets	$95,015	$101,782

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$18,610	$21,832
Accrued payroll and related expenses	3,726	3,210
Deferred revenue and customer advances	1,811	1,589
Customer postage and program deposits	1,441	1,625
Other current liabilities	1,910	3,145
Current portion of lease liabilities	3,721	3,736
Total current liabilities	31,219	35,137

Pension liabilities - Qualified plans	4,590	5,445
Pension liabilities - Nonqualified plan	16,682	17,103
Long-term lease liabilities, net of current portion	19,004	20,860
Other long-term liabilities	1,280	1,548
Total liabilities	72,775	80,093

Stockholders’ equity
Common stock	12,221	12,221
Additional paid-in capital	111,844	124,194
Retained earnings	813,896	814,623
Less treasury stock	(902,442)	(915,752)
Accumulated other comprehensive loss	(13,279)	(13,597)
Total stockholders’ equity	22,240	21,689

Total liabilities and stockholders’ equity	$95,015	$101,782

Exhibit 99.1
Harte Hanks, Inc.
Reconciliations of Non-GAAP Financial Measures (Unaudited)

	Three months ended June 30,		Six months ended June 30,
In thousands, except per share data	2025	2024	2025	2024
Net loss	$(335)	$(27,834)	$(727)	$(28,005)
Income tax benefit	(78)	(9,004)	(293)	(9,075)
Other expenses, net	447	38,211	1,014	38,828
Depreciation and amortization expense	1,065	1,022	2,128	2,068
EBITDA	$1,099	$2,395	$2,122	$3,816

Stock-based compensation	220	734	171	1,286
Severance	—	5	—	8
Restructuring expense	149	427	987	1,280
Adjusted EBITDA	$1,468	$3,561	$3,280	$6,390

Operating income (loss)	$34	$1,373	$(6)	$1,748
Stock-based compensation	220	734	171	1,286
Severance	—	5	—	8
Restructuring expense	149	427	987	1,280
Adjusted operating income	$403	$2,539	$1,152	$4,322
Adjusted operating margin (a)	1.0%	5.6%	1.4%	4.8%
(a)Adjusted Operating Margin equals Adjusted Operating Income divided by Revenues.
Harte Hanks, Inc.
Statement of Operations by Segments (Unaudited)
In thousands

Three months ended June 30, 2025	Marketing Services	Customer Care	Fulfillment & Logistics Services	Restructuring Expense	Unallocated Corporate	Total
Revenue	$8,662	$11,845	$18,124	$—	$—	$38,631
Segment labor expense	4,459	7,511	4,732	—	2,743	19,445
Other segment operating expense	2,189	1,992	11,224		2,533	17,938
Contribution margin (loss)	$2,014	$2,342	$2,168	$(149)	$(5,276)	$1,099
Overhead allocation	652	737	739	—	(2,128)	—
EBITDA	$1,362	$1,605	$1,429	$(149)	$(3,148)	$1,099
Depreciation and amortization	218	50	519	—	278	1,065
Operating income (loss)	$1,144	$1,555	$910	$(149)	$(3,426)	$34

Three months ended June 30, 2024	Marketing Services	Customer Care	Fulfillment & Logistics Services	Restructuring Expense	Unallocated Corporate	Total
Revenue	$12,152	$12,384	$20,499	$—	$—	$45,035
Segment labor expense	6,776	8,058	4,765	—	3,083	22,682
Other segment operating expense	2,505	1,396	13,348		2,282	19,531
Contribution margin (loss)	$2,871	$2,930	$2,386	$(427)	$(5,365)	$2,395
Overhead allocation	1,060	612	827	—	(2,499)	—
EBITDA	$1,811	$2,318	$1,559	$(427)	$(2,866)	$2,395
Depreciation and amortization	361	54	243	—	364	1,022
Operating income (loss)	$1,450	$2,264	$1,316	$(427)	$(3,230)	$1,373